Exhibit 99.04

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 February, 2000
           Series 1999-02, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of February 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     Weighted average coupon                        %                 7.15646
                                                       -----------------------
     Weighted average maturity                                         345.11
                                                       -----------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                               Principal
         Principal Per      Prepayments Per Interest Per
   Class  Certificate         Certificate    Certificate     Payout Rate
   -----  -----------         -----------    -----------     -----------
     PO  $  1.17197273     $   0.19519013  $    0.00000000   %0.00000000
     A1  $  3.87668360     $   2.89325230  $    4.89102272   %6.49999999
     A2  $  0.00000000     $   0.00000000  $    5.41666687   %6.50000025
     A3  $  0.00000000     $   0.00000000  $    5.41666679   %6.50000015
     A4  $  0.00000000     $   0.00000000  $    5.41666500   %6.49999800
     M   $  0.88754833     $   0.00000000  $    5.36637855   %6.50000013
     B1  $  0.88754889     $   0.00000000  $    5.36638017   %6.50000209
     B2  $  0.88755118     $   0.00000000  $    5.36637604   %6.49999710
     B3  $  0.88754949     $   0.00000000  $    5.36637543   %6.49999634
     B4  $  0.88754685     $   0.00000000  $    5.36637138   %6.49999149
     B5  $  0.88754658     $   0.00000000  $    5.36638361   %6.50000628
     R   $  0.00000000     $   0.00000000  $    0.00000000   %0.00000000

     2.        Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.       Accrual Amount
      1.
                         Accrual Amount
    Class
     N/A               $       N/A

        2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                          $           52,304.16
                                                                ----------------

C. The amounts below are for the aggregate of all Certificates:

        1.     The Pool Scheduled Principal Balance:      $      269,324,445.24
                                                                ----------------

        2.     The aggregate number of Mortgage Loans included in the Pool
               Scheduled Principal Balance set forth above:              800
                                                                -------------
        3.
      Beginning Aggregate Class  Ending Aggregate         Ending
        Certificate Principal   Class Certificate   Single Certificate
Class          Balance          Principal Balance         Balance         Cusip
-----          -------          -----------------         -------         -----
PO    $             641,938.90  $      641,164.12  $           969.85  GEC9902PO
A1    $         211,611,738.76  $  210,703,222.84  $           899.08  36157RA70
A2    $          16,324,000.00  $   16,324,000.00  $         1,000.00  36157RA88
A3    $          27,325,000.00  $   27,325,000.00  $         1,000.00  36157RA96
A4    $           2,000,000.00  $    2,000,000.00  $         1,000.00  36157RB20
SUP   $         248,844,725.46  $  247,949,830.88  $           914.93  GEC992SUP
M     $           6,097,857.11  $    6,092,394.25  $           989.83  36157RB46
B1    $           2,178,584.53  $    2,176,632.81  $           989.83  36157RB53
B2    $           1,306,754.43  $    1,305,583.76  $           989.83  36157RB61
B3    $           1,451,398.97  $    1,450,098.71  $           989.83  36157RC78
B4    $             581,550.30  $      581,029.31  $           989.83  36157RC86
B5    $             725,969.76  $      725,319.39  $           989.83  36157RC94
R     $                   0.00  $            0.00  $             0.00  36157RB38

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

        1.   30-59 days
             Number             5        Principal Balance    $    2,388,407.64
                                --------                           -------------
        2.   60-89 days
             Number             0        Principal Balance    $            0.00
                                --------                           -------------
        3.   90 days or more
             Number             0        Principal Balance    $            0.00
                                --------                           -------------
        4.   In Foreclosure
             Number             0        Principal Balance    $            0.00
                                --------                           -------------
        5.   Real Estate Owned
             Number             0        Principal Balance    $            0.00
                                --------                           -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $          0.00
                                                                   -----------

E.      Other Information:

        1.    Special Hazard Loss Amount:                      $   4,830,806.00
                                                                  --------------

        2.    Bankruptcy Loss Amount:                          $     100,000.00
                                                                  --------------

        3.    Fraud Loss Amount:                               $   2,931,219.00
                                                                  --------------

        4.    Certificate Interest Rate of the Class S Certificate:% 0.00000000
                                                                     -----------